                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)  June 22, 1999
                                                          -------------


                                 ROWECOM INC.
                                 ------------
              (Exact Name of Registrant as Specified in Charter)



DELAWARE                               0-21379                04-3370008
------------------------------       -----------            ------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)


                 725 Concord Street, Cambridge, MA       02138
            ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code  (617) 497-5800
                                                           --------------

     Item 2.  Acquisition or Disposition of Assets.
              ------------------------------------

     On June 14, 1999, RoweCom Inc. ("RoweCom") acquired all of the issued and outstanding capital stock of Corporate Subscription Services, Inc., a New Jersey Corporation ("CSS") pursuant to a Stock Purchase Agreement (the "Agreement"). RoweCom acquired the capital stock of CSS from Julie Beckerman and David Rifkin (the "Selling Shareholders").

     The aggregate consideration paid by RoweCom to the Selling Shareholders consisted of $5,726,493 in cash (subject to certain post-closing adjustments as provided in the Agreement), and 16,260 shares of RoweCom's Common Stock. The terms of the Agreement were determined in arm's-length negotiations between RoweCom and the Selling Shareholders. The cash portion of the purchase price came from the proceeds of RoweCom's initial public offering which closed on March 12, 1999.

     All other information required by Item 2 is set forth in the Agreement filed as Exhibit 2 hereto and the registrant's press release filed as
     Exhibit 99 hereto, respectively, and is incorporated herein by reference.

     Item 7.  Financial Statements, Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
              ---------

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

     (b) Pro Forma Financial Information.
         -------------------------------

     In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) of Form 8-K will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

     (c)  Exhibits.
          --------

     EXHIBIT 2 Stock Purchase Agreement, dated as of June 14, 1999, by and among RoweCom, Julie Beckerman and David Rifkin. (Does not include Exhibits or Disclosure Schedules. RoweCom will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)

     EXHIBIT 99 Press Release of RoweCom announcing the entering into of a letter of intent with respect to RoweCom's proposed acquisition of CSS

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ROWECOM INC.

                              /s/ Louis Hernandez, Jr.,
                         By: ________________________________
                              Louis Hernandez, Jr.,
                              Executive Vice President and
                              Chief Financial Officer

Dated:  June 22, 1999

                                 EXHIBIT INDEX


Exhibit No.         Description
----------          -----------

 2 Stock Purchase Agreement, dated as of June 14, 1999, by and among RoweCom Inc., Julie Beckerman and David Rifkin.

 99 Press Release of RoweCom announcing the entering into of a letter of intent with respect to RoweCom's proposed acquisition of CSS.